EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Matthew J. Espe, Chief Executive Officer of IKON Office Solutions, Inc. (the “Company”), do hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the period ended March 31, 2005 (the “Report”) that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 8, 2005

/s/ MATTHEW J. ESPE
Matthew J. Espe
Chairman and Chief Executive Officer